Exhibit 99.1
[Integrys Energy Group, Inc. logo]

Integrys Energy Group, Inc.

Second Quarter 2012 Earnings

Released August 8, 2012

Contents

Pages
News Release	5
Condensed Consolidated Statements of Income	1
Condensed Consolidated Statements of Comprehensive Income	1
Condensed Consolidated Balance Sheets	1
Condensed Consolidated Statements of Cash Flows	1
Diluted Earnings Per Share Information – Non-GAAP Financial Information	1
Non-GAAP Financial Information Reported by Segment	4
Non-GAAP Adjusted Earnings Variance Drivers – By Segment	2
Diluted Earnings Per Share Guidance Information	1
Supplemental Quarterly Financial Highlights	3

[Integrys Energy Group, Inc. logo]

For Immediate Release
August 8, 2012
	Contact:	Steven P. Eschbach, CFA
Vice President – Investor Relations
Integrys Energy Group, Inc.
(312) 228-5408

Integrys Energy Group, Inc.'s Second Quarter 2012 Earnings Impacted by
 Unseasonably Warm Weather

Weather and Competitive Pressures at Integrys Energy Services Were Key Drivers Behind Revised Guidance

Chicago – August 8, 2012 – Integrys Energy Group, Inc. (NYSE: TEG) recognized earnings on a Generally Accepted Accounting Principles (GAAP) basis and an adjusted basis as follows:

	Quarter Ended June 30		Six Months Ended June 30
	2012	2011	2012	2011
GAAP earnings (millions)	$48.8	$29.1	$147.7	$151.8
GAAP diluted earnings per share	$0.62	$0.37	$1.86	$1.93
Adjusted earnings (millions) *	$20.3	$29.9	$143.1	$153.5
Diluted earnings per share – adjusted *	$0.26	$0.38	$1.80	$1.95

Adjusted earnings exclude the effects of certain items that are not comparable from one period to the next.

Second Quarter Results

Adjusted earnings were down this quarter compared with the same quarter last year. The main driver of the decrease was the unusually warm weather in 2012. The natural gas utility segment in particular saw lower sales volumes due to weather. In addition, in the second quarter of 2012, The Peoples Gas Light and Coke Company and North Shore Gas Company recorded $7.9 million after tax of reserves against regulatory assets that had been accrued for recovery in the first quarter of 2012 related to decoupling mechanisms. Recovery of these amounts is uncertain after an order from the Illinois Commerce Commission stated that revenues to be collected by Peoples Gas and North Shore Gas under permanent decoupling mechanisms are subject to

___________________________________
* This news release includes non-GAAP financial measures.  Schedules that provide details on these measures and reconcile these measures to the most comparable GAAP figures are included with this news release.

Integrys Energy Group, Inc.
Second Quarter 2012 Earnings
August 8, 2012

refund, pending the outcome of appeals in the Illinois Appellate Court. Refunds would be required if the Court overturns the decoupling mechanism and orders a refund of any amounts collected. As a result, financial results for this segment are more sensitive to volume fluctuations in 2012 than they were in the past.  The negative impact of weather on earnings quarter over quarter at the natural gas utility segment, including the reserves against decoupling amounts, is estimated to be about $12 million after tax.

Adjusted earnings at the electric utility segment increased. The main driver was lower interest expense at Wisconsin Public Service Corporation due to the repayment of $150 million of long-term debt in August 2011.

Integrys Energy Services' adjusted earnings also increased quarter over quarter. Lower operating expenses more than offset reduced margins. Realized retail electric and natural gas margin decreases were mainly due to competitive pressure on per-unit margins, as well as warmer weather. In addition, energy asset margins were down due to the expiration of a long-term capacity contract in the fourth quarter of 2011.

"Absent the adverse weather impacts this quarter, our core utility earnings remain strong," said Charles A. Schrock, Chairman, President and Chief Executive Officer of Integrys Energy Group. "We continue to make good progress on our natural gas infrastructure and electric environmental retrofit projects."

 EARNINGS FORECAST

Integrys Energy Group’s guidance range for 2012 diluted earnings per share on a GAAP basis is between $3.02 and $3.17. This guidance assumes continued operational improvements, the availability of generation units, and normal weather conditions for the rest of 2012. The company's guidance range for 2012 diluted earnings per share – adjusted is between $3.00 and $3.15. At this time, Integrys Energy Group is not estimating the impact of derivative and inventory accounting activities and is not projecting any additional special items for the rest of 2012.

SUPPLEMENTAL DATA PACKAGE

A supplemental data package has been posted on Integrys Energy Group’s website.  It includes this news release, as well as financial statements, non-GAAP financial information, guidance information for diluted earnings per share, and quarterly financial information by reportable segment.

Integrys Energy Group, Inc.
Second Quarter 2012 Earnings
August 8, 2012

CONFERENCE CALL

An earnings conference call is scheduled for 8 a.m. Central time on Thursday, August 9, 2012.   The call can be accessed 15 minutes prior to the scheduled start time by dialing 888-788-9425.  Callers will be required to supply EARNINGS as the passcode and MR. STEVEN ESCHBACH as the leader.  A replay of the conference call will be available through November 2, 2012, by dialing 888-568-0883.

Investors may also listen to the live conference or a replay on Integrys Energy Group’s website at http://www.integrysgroup.com/investor/presentations.aspx.

PowerPoint slides will be posted on the website and will be referred to within the prepared remarks during the call.  The slides will be available at 6 a.m. Central time on August 9.

FORWARD-LOOKING STATEMENTS

Financial results in this news release are unaudited.  In this news release, Integrys Energy Group makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance.  These statements are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous management assumptions, risks, and uncertainties. Therefore, actual results may differ materially from those expressed or implied by these statements. Although Integrys Energy Group believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that such statements will prove correct.

Forward-looking statements involve a number of risks and uncertainties. Some risks that could cause actual results to differ materially from those expressed or implied in forward-looking statements include those described in Item 1A of Integrys Energy Group’s Annual Report on Form 10-K for the year ended December 31, 2011, as may be amended or supplemented in
Part II, Item IA of its subsequently filed Quarterly Reports on Form 10-Q, and those identified below.

●
The timing and resolution of rate cases and related negotiations, including recovery of deferred and current costs and the ability to earn a reasonable return on investment, and other regulatory decisions impacting the regulated businesses;

●
Federal and state legislative and regulatory changes relating to the environment, including climate change and other environmental regulations impacting coal-fired generation facilities and renewable energy standards;

●	Other federal and state legislative and regulatory changes, including deregulation and

Integrys Energy Group, Inc.
Second Quarter 2012 Earnings
August 8, 2012

restructuring of the electric and natural gas utility industries, financial reform, health care reform, energy efficiency mandates, reliability standards, pipeline integrity and safety standards, and changes in tax and other laws and regulations to which Integrys Energy Group and its subsidiaries are subject;

●
Costs and effects of litigation and administrative proceedings, settlements, investigations, and claims, including manufactured gas plant site cleanup, third-party intervention in permitting and licensing projects, compliance with Clean Air Act requirements at generation plants, and prudence and reconciliation of costs recovered in revenues through automatic gas cost recovery mechanisms;

●
Changes in credit ratings and interest rates caused by volatility in the financial markets and actions of rating agencies and their impact on Integrys Energy Group's and its subsidiaries' liquidity and financing efforts;

●
The risks associated with changing commodity prices, particularly natural gas and electricity, and the available sources of fuel, natural gas, and purchased power, including their impact on margins, working capital, and liquidity requirements;

●	The timing and outcome of any audits, disputes, and other proceedings related to taxes;
●	The effects, extent, and timing of additional competition or regulation in the markets in which Integrys Energy Group’s subsidiaries operate;
●	The ability to retain market-based rate authority;
●	The risk associated with the value of goodwill or other intangible assets and their possible impairment;
●	The investment performance of employee benefit plan assets and related actuarial assumptions, which impact future funding requirements;
●	The impact of unplanned facility outages;
●	Changes in technology, particularly with respect to new, developing, or alternative sources of generation;
●
The effects of political developments, as well as changes in economic conditions and the related impact on customer use, customer growth, and the ability to adequately forecast energy use for all of Integrys Energy Group’s customers;

●	Potential business strategies, including mergers, acquisitions, and construction or disposition of assets or businesses, which cannot be assured to be completed timely or within budgets;
●	The risk of terrorism or cyber security attacks, including the associated costs to protect assets and respond to such events;
●	The risk of failure to maintain the security of personally identifiable information, including the associated costs to notify affected persons and to mitigate their information security concerns;
●	The effectiveness of risk management strategies, the use of financial and derivative instruments, and the related recovery of these costs from customers in rates;

Integrys Energy Group, Inc.
Second Quarter 2012 Earnings
August 8, 2012

●	The risk of financial loss, including increases in bad debt expense, associated with the inability of Integrys Energy Group’s and its subsidiaries’ counterparties, affiliates, and customers to meet their obligations;
●	Unusual weather and other natural phenomena, including related economic, operational, and/or other ancillary effects of any such events;
●	The ability to use tax credit and loss carryforwards;
●	The financial performance of American Transmission Company and its corresponding contribution to Integrys Energy Group’s earnings;
●	The effect of accounting pronouncements issued periodically by standard-setting bodies; and
●	Other factors discussed in reports Integrys Energy Group files with the United States Securities and Exchange Commission.

Except to the extent required by the federal securities laws, Integrys Energy Group undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Integrys Energy Group, Inc.

Integrys Energy Group is a diversified energy holding company with regulated natural gas and electric utility operations (serving customers in Illinois, Michigan, Minnesota, and Wisconsin), an approximate 34% equity ownership interest in American Transmission Company (a federally regulated electric transmission company operating in Wisconsin, Michigan, Minnesota, and Illinois), and nonregulated energy operations.

More information is available at www.integrysgroup.com.

- Unaudited Financial Statements to Follow -

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)	Three Months Ended		Six Months Ended
	June 30		June 30
(Millions, except per share data)	2012	2011	2012	2011

Utility revenues	$563.6	$670.8	$1,534.6	$1,839.5
Nonregulated revenues	278.3	340.0	558.6	798.4
Total revenues	841.9	1,010.8	2,093.2	2,637.9

Utility cost of fuel, natural gas, and purchased power	225.9	305.2	698.2	965.9
Nonregulated cost of sales	193.5	291.0	468.8	695.0
Operating and maintenance expense	252.2	261.1	513.2	525.7
Depreciation and amortization expense	63.2	62.2	125.9	124.5
Taxes other than income taxes	23.0	23.8	51.4	50.6
Operating income	84.1	67.5	235.7	276.2

Earnings from equity method investments	22.2	20.3	43.3	39.7
Miscellaneous income	1.7	1.3	4.1	3.1
Interest expense	(29.9)	(32.2)	(60.4)	(67.0)
Other expense	(6.0)	(10.6)	(13.0)	(24.2)

Income before taxes	78.1	56.9	222.7	252.0
Provision for income taxes	28.4	26.1	75.2	97.8
Net income from continuing operations	49.7	30.8	147.5	154.2

Discontinued operations, net of tax	(0.1)	(0.9)	1.8	(0.8)
Net income	49.6	29.9	149.3	153.4

Preferred stock dividends of subsidiary	(0.8)	(0.8)	(1.6)	(1.6)
Net income attributed to common shareholders	$48.8	$29.1	$147.7	$151.8

Average shares of common stock
Basic	78.5	78.7	78.5	78.5
Diluted	79.3	79.1	79.3	78.8

Earnings (loss) per common share (basic)
Net income from continuing operations	$0.62	$0.38	$1.86	$1.94
Discontinued operations, net of tax	-	(0.01)	0.02	(0.01)
Earnings per common share (basic)	$0.62	$0.37	$1.88	$1.93

Earnings (loss) per common share (diluted)
Net income from continuing operations	$0.62	$0.38	$1.84	$1.94
Discontinued operations, net of tax	-	(0.01)	0.02	(0.01)
Earnings per common share (diluted)	$0.62	$0.37	$1.86	$1.93

Dividends per common share declared	$0.68	$0.68	$1.36	$1.36

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Unaudited)	Three Months Ended		Six Months Ended
	June 30		June 30
(Millions)	2012	2011	2012	2011

Net income	$49.6	$29.9	$149.3	$153.4

Other comprehensive income, net of tax:
Cash flow hedges
Unrealized net gains (losses) arising during period, net of tax of $ - million, $3.6 million,
$(0.2) million, and $1.2 million, respectively	0.1	6.0	(0.2)	1.9
Reclassification of net losses (gains) to net income, net of tax of $0.6 million, $(2.3) million,
$1.6 million, and $2.8 million, respectively	1.0	(4.3)	2.5	4.1
Cash flow hedges, net	1.1	1.7	2.3	6.0

Defined benefit pension plans
Amortization of pension and other postretirement benefit costs included in net periodic benefit cost,
net of tax of $0.2 million, $ - million, $0.5 million, and $0.2 million, respectively	0.4	0.3	0.7	0.5
Other comprehensive income, net of tax	1.5	2.0	3.0	6.5
Comprehensive income	51.1	31.9	152.3	159.9

Preferred stock dividends of subsidiary	(0.8)	(0.8)	(1.6)	(1.6)
Comprehensive income attributed to common shareholders	$50.3	$31.1	$150.7	$158.3

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)	June 30	December 31
(Millions)	2012	2011

Assets
Cash and cash equivalents	$25.7	$28.1
Collateral on deposit	58.0	50.9
Accounts receivable and accrued unbilled revenues, net of reserves of $42.5 and $47.1, respectively	493.1	737.7
Inventories	141.8	252.3
Assets from risk management activities	195.4	227.2
Regulatory assets	112.8	125.1
Deferred income taxes	108.6	94.2
Prepaid taxes	152.9	209.6
Other current assets	90.6	78.2
Current assets	1,378.9	1,803.3

Property, plant, and equipment, net of accumulated depreciation of $3,092.9 and $3,018.7, respectively	5,358.6	5,199.1
Regulatory assets	1,635.8	1,658.5
Assets from risk management activities	53.1	64.4
Equity method investments	496.9	476.3
Goodwill	658.3	658.4
Other long-term assets	127.4	123.2
Total assets	$9,709.0	$9,983.2

Liabilities and Equity
Short-term debt	$279.0	$303.3
Current portion of long-term debt	387.0	250.0
Accounts payable	371.9	426.6
Liabilities from risk management activities	264.2	311.6
Accrued taxes	40.4	70.5
Regulatory liabilities	95.1	67.5
Other current liabilities	189.9	217.2
Current liabilities	1,627.5	1,646.7

Long-term debt	1,735.0	1,872.0
Deferred income taxes	1,153.3	1,070.7
Deferred investment tax credits	45.4	44.0
Regulatory liabilities	338.1	332.5
Environmental remediation liabilities	604.5	615.1
Pension and other postretirement benefit obligations	521.5	749.3
Liabilities from risk management activities	86.1	102.0
Asset retirement obligations	407.9	397.2
Other long-term liabilities	143.9	141.1
Long-term liabilities	5,035.7	5,323.9

Commitments and contingencies

Common stock - $1 par value; 200,000,000 shares authorized; 78,287,906 shares issued; 77,912,113 shares outstanding	78.3	78.3
Additional paid-in capital	2,568.4	2,579.1
Retained earnings	404.6	363.6
Accumulated other comprehensive loss	(39.5)	(42.5)
Shares in deferred compensation trust	(17.2)	(17.1)
Total common shareholders' equity	2,994.6	2,961.4

Preferred stock of subsidiary - $100 par value; 1,000,000 shares authorized; 511,882 shares issued; 510,495 shares outstanding	51.1	51.1
Noncontrolling interest in subsidiaries	0.1	0.1
Total liabilities and equity	$9,709.0	$9,983.2

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)	Six Months Ended
	June 30
(Millions)	2012	2011
Operating Activities
Net income	$149.3	$153.4
Adjustments to reconcile net income to net cash provided by operating activities
Discontinued operations, net of tax	(1.8)	0.8
Depreciation and amortization expense	125.9	124.5
Recoveries and refunds of regulatory assets and liabilities	14.9	23.9
Net unrealized gains on energy contracts	(1.3)	(9.7)
Nonregulated lower of cost or market inventory adjustments	4.2	0.3
Bad debt expense	15.1	20.3
Pension and other postretirement expense	35.4	36.1
Pension and other postretirement contributions	(247.3)	(108.9)
Deferred income taxes and investment tax credits	65.9	126.9
Gain on sale of assets	(2.1)	(0.5)
Equity income, net of dividends	(9.1)	(7.8)
Other	4.5	12.8
Changes in working capital
Collateral on deposit	(7.5)	(3.0)
Accounts receivable and accrued unbilled revenues	223.8	236.7
Inventories	116.3	86.0
Other current assets	45.5	(12.1)
Accounts payable	(62.6)	(54.1)
Temporary LIFO liquidation credit	2.5	54.8
Other current liabilities	(37.9)	(92.2)
Net cash provided by operating activities	433.7	588.2

Investing Activities
Capital expenditures	(249.2)	(114.5)
Proceeds from the sale or disposal of assets	5.9	3.3
Capital contributions to equity method investments	(15.5)	(11.0)
Other	(3.7)	(0.3)
Net cash used for investing activities	(262.5)	(122.5)

Financing Activities
Short-term debt, net	(24.3)	57.6
Redemption of notes payable	-	(10.0)
Issuance of long-term debt	28.0	-
Repayment of long-term debt	(28.2)	(355.2)
Payment of dividends
Preferred stock of subsidiary	(1.6)	(1.6)
Common stock	(106.0)	(100.4)
Issuance of common stock	-	4.9
Payments made on derivative contracts related to divestitures classified as financing activities	(19.8)	(20.2)
Other	(21.7)	(8.4)
Net cash used for financing activities	(173.6)	(433.3)

Change in cash and cash equivalents - continuing operations	(2.4)	32.4
Change in cash and cash equivalents - discontinued operations
Net cash provided by investing activities	-	-
Net change in cash and cash equivalents	(2.4)	32.4
Cash and cash equivalents at beginning of period	28.1	179.0
Cash and cash equivalents at end of period	$25.7	$211.4

Integrys Energy Group, Inc.

Diluted Earnings Per Share – Adjusted
and Weather Impacts

Diluted Earnings Per Share Information (Non-GAAP Information)

We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP).  In addition, we disclose and discuss diluted earnings per share (EPS) – adjusted and adjusted earnings (loss), which are non-GAAP measures.  Management uses these measures in its internal performance reporting and for reports to the Board of Directors.  We disclose these measures in our quarterly earnings releases, on investor conference calls, and during investor conferences and related events.  Management believes that diluted EPS – adjusted and adjusted earnings (loss) are useful measures for providing investors with additional insight into our operating performance.  These measures allow investors to better compare our financial results from period to period, as they eliminate the effects of certain items that are not comparable.  This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in conformance with GAAP.

	Three Months Ended June 30		Six Months Ended June 30
	2012	2011	2012	2011
Diluted EPS	$0.62	$0.37	$1.86	$1.93

Special Items (net of taxes):

Net noncash gains related to derivative and inventory accounting activities	(0.36)	(0.08)	(0.04)	(0.08)

Discontinued operations	-	0.01	(0.02)	0.01

Tax expense resulting from Michigan law change	-	0.05	-	0.05

Tax expense resulting from health care reform legislation	-	0.02	-	0.02

Restructuring expense	-	0.01	-	0.02

Diluted EPS – adjusted	$0.26	$0.38	$1.80	$1.95

Average Shares of Common Stock – Diluted (in millions)	79.3	79.1	79.3	78.8

Weather Impacts (Compared to Normal, Net of Decoupling)

	Three Months Ended June 30			Six Months Ended June 30
	2012		2011	2012		2011
Dollar Impacts, net of taxes (Millions)
Natural Gas Utility Segment	$(10.8	) *	$0.7	$(22.3	) *	$2.1
Electric Utility Segment	-		(0.1)	(2.3)		(0.1)
Integrys Energy Services – Core	(0.8)		0.2	(2.2)		0.8
Total	$(11.6)		$0.8	$(26.8)		$2.8

	Three Months Ended June 30			Six Months Ended June 30
	2012		2011	2012		2011
Diluted EPS Impacts
Natural Gas Utility Segment	$(0.14	) *	$0.01	$(0.28	) *	$0.03
Electric Utility Segment	-		-	(0.03)		-
Integrys Energy Services – Core	(0.01)		-	(0.03)		0.01
Total	$(0.15)		$0.01	$(0.34)		$0.04

* Includes the impact of reserves booked against regulatory assets at Peoples Gas and North Shore Gas related to their permanent decoupling mechanisms.

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Net income (loss) attributed to common shareholders is adjusted by reportable segment for the financial impact of special items for the quarters ended June 30, 2012 and 2011.

June 30, 2012 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$(11.2)	$20.9	$13.1	$2.3	$28.6	$(4.9)	$48.8

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	-	-	-	-	(28.6)	-	(28.6)
Discontinued operations	-	-	-	-	-	0.1	0.1
Adjusted earnings (loss)	$(11.2)	$20.9	$13.1	$2.3	$-	$(4.8)	$20.3

June 30, 2011 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$1.2	$18.2	$12.0	$1.2	$4.8	$(8.3)	$29.1

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities at Integrys Energy Services	-	-	-	-	(6.3)	-	(6.3)
Discontinued operations	-	-	-	-	-	0.9	0.9
Tax expense (benefit) resulting from Michigan law change	(0.8)	-	0.4	-	1.0	3.6	4.2
Tax expense (benefit) resulting from health care reform legislation	0.3	1.3	-	-	-	(0.1)	1.5
Restructuring expense	-	-	-	-	0.5	-	0.5
Adjusted earnings (loss)	$0.7	$19.5	$12.4	$1.2	$-	$(3.9)	$29.9

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Diluted earnings per share is adjusted by reportable segment for the financial impact of special items on diluted earnings per share for the quarters ended June 30, 2012 and 2011.

June 30, 2012	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$(0.14)	$0.26	$0.17	$0.03	$0.36	$(0.06)	$0.62

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	-	-	-	-	(0.36)	-	(0.36)
Discontinued operations	-	-	-	-	-	-	-
Diluted EPS – adjusted	$(0.14)	$0.26	$0.17	$0.03	$-	$(0.06)	$0.26

June 30, 2011	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$0.02	$0.23	$0.15	$0.02	$0.06	$(0.11)	$0.37

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities at Integrys Energy Services	-	-	-	-	(0.08)	-	(0.08)
Discontinued operations	-	-	-	-	-	0.01	0.01
Tax expense (benefit) resulting from Michigan law change	(0.01)	-	-	-	0.01	0.05	0.05
Tax expense (benefit) resulting from health care reform legislation	-	0.02	-	-	-	-	0.02
Restructuring expense	-	-	-	-	0.01	-	0.01
Diluted EPS – adjusted	$0.01	$0.25	$0.15	$0.02	$-	$(0.05)	$0.38

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Net income (loss) attributed to common shareholders is adjusted by reportable segment for the financial impact of special items for the six months ended June 30, 2012 and 2011.

June 30, 2012 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$67.4	$45.2	$26.4	$8.1	$2.7	$(2.1)	$147.7

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	(0.1)	-	-	-	(2.7)	-	(2.8)
Discontinued operations	-	-	-	-	-	(1.8)	(1.8)
Adjusted earnings (loss)	$67.3	$45.2	$26.4	$8.1	$-	$(3.9)	$143.1

June 30, 2011 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$78.4	$43.3	$23.4	$12.8	$4.0	$(10.1)	$151.8

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities at Integrys Energy Services	-	-	-	-	(5.9)	-	(5.9)
Discontinued operations	-	-	-	-	(0.1)	0.9	0.8
Tax expense (benefit) resulting from Michigan law change	(0.8)	-	0.4	-	1.0	3.6	4.2
Tax expense (benefit) resulting from health care reform legislation	0.3	1.3	-	-	-	(0.1)	1.5
Restructuring expense	-	0.1	-	-	1.1	-	1.2
Net gain on disposition related to Integrys Energy Services' strategy change	-	-	-	-	(0.1)	-	(0.1)
Adjusted earnings (loss)	$77.9	$44.7	$23.8	$12.8	$-	$(5.7)	$153.5

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Diluted earnings per share is adjusted by reportable segment for the financial impact of special items on diluted earnings per share for the six months ended June 30, 2012 and 2011.

June 30, 2012	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$0.85	$0.57	$0.33	$0.10	$0.04	$(0.03)	$1.86

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	-	-	-	-	(0.04)	-	(0.04)
Discontinued operations	-	-	-	-	-	(0.02)	(0.02)
Diluted EPS – adjusted	$0.85	$0.57	$0.33	$0.10	$-	$(0.05)	$1.80

June 30, 2011	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$1.00	$0.55	$0.30	$0.16	$0.05	$(0.13)	$1.93

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities at Integrys Energy Services	-	-	-	-	(0.08)	-	(0.08)
Discontinued operations	-	-	-	-	-	0.01	0.01
Tax expense (benefit) resulting from Michigan law change	(0.01)	-	-	-	0.01	0.05	0.05
Tax expense (benefit) resulting from health care reform legislation	-	0.02	-	-	-	-	0.02
Restructuring expense	-	-	-	-	0.02	-	0.02
Net gain on disposition related to Integrys energy Services' strategy change	-	-	-	-	-	-	-
Diluted EPS – adjusted	$0.99	$0.57	$0.30	$0.16	$-	$(0.07)	$1.95

Non-GAAP Adjusted Earnings Variance Drivers - By Segment
Quarter Ended June 30, 2012
(Millions)

ADJUSTED EARNINGS FOR QUARTER ENDED JUNE 30, 2011		$29.9

Variance Driver by Segment	Variance

Natural Gas Utility
Impact of Illinois Commerce Commission amendatory order related to permanent decoupling mechanism	$(7.9)
Decrease in sales volumes, primarily driven by warmer weather, net of decoupling	(7.4)
Increase in operating expenses driven by an increase in natural gas distribution costs	(2.8)
Net increase in margins due to rate orders	6.4
Other	(0.2)
		(11.9)

Electric Utility
Decrease in interest expense, driven by the repayment of long-term debt in 2011	$1.7
Decrease in maintenance expense due to the timing of scheduled plant outages	1.4
Tax adjustments required by GAAP to ensure the year-to-date interim effective tax rate reflects the
projected annual effective tax rate	(1.4)
Decrease in margins due to the 2012 Wisconsin Public Service Corporation rate case re-opener	(1.1)
Other	0.8
		1.4

Electric Transmission Investment
Increase in earnings from investment		0.7

Integrys Energy Services
Decrease in operating expenses, driven by a decrease in taxes other than income taxes	$1.7
Increase in wholesale margins, due to residual contracts	1.0
Decrease in realized retail margins, driven by competitive pressure on per-unit margins, as well as
warmer weather	(1.6)
Decrease in realized energy asset margins, driven by the expiration of a long-term capacity contract
in the fourth quarter of 2011	(0.7)
Other	0.7
		1.1

Holding Company and Other		(0.9)

ADJUSTED EARNINGS FOR QUARTER ENDED JUNE 30, 2012		$20.3

Non-GAAP Adjusted Earnings Variance Drivers - By Segment
Six Months Ended June 30, 2012
(Millions)

ADJUSTED EARNINGS FOR SIX MONTHS ENDED JUNE 30, 2011		$153.5

Variance Driver by Segment	Variance

Natural Gas Utility
Decrease in sales volumes, primarily driven by warmer weather, net of decoupling	$(20.1)
Increase in operating expenses driven by an increase in natural gas distribution costs	(4.7)
Net increase in margins due to rate orders	13.2
Other	1.0
		(10.6)

Electric Utility
Decrease in interest expense, driven by the repayment of long-term debt in 2011	$3.4
Decrease in maintenance expense due to the timing of scheduled plant outages	1.1
Decrease in wholesale margins driven by lower sales volumes	(1.9)
Decrease in margins due to the 2012 Wisconsin Public Service Corporation rate case re-opener	(1.3)
Write-off of Upper Peninsula Power Company's net regulatory asset related to decoupling	(0.9)
Other	0.1
		0.5

Electric Transmission Investment
Increase in earnings from investment		2.6

Integrys Energy Services
Decrease in realized retail margins, driven by the expiration of several large, lower margin contracts
in 2011, competitive pressure on per-unit margins, and warmer weather	$(3.7)
Decrease in realized energy asset margins, driven by the expiration of a long-term capacity contract
in the fourth quarter of 2011	(2.0)
Net decrease in wholesale margins, due to residual contracts	(1.2)
Decrease in operating expenses, driven by decreases in employee benefit expenses
and credit support fees to the holding company	2.8
Other	(0.6)
		(4.7)

Holding Company and Other		1.8

ADJUSTED EARNINGS FOR SIX MONTHS ENDED JUNE 30, 2012		$143.1

Integrys Energy Group, Inc.

Diluted Earnings Per Share Guidance Information

2012 Diluted EPS Guidance	Potential 2012
	Low Scenario	High Scenario

Regulated natural gas utility segment	$1.12	$1.13

Regulated electric utility segment	1.16	1.17

Electric transmission investment segment	0.66	0.68

Integrys Energy Services
Core	0.23	0.28
Other	-	-

Holding company and other segment	(0.15)	(0.09)

Diluted EPS	$3.02	$3.17
Average Shares of Common Stock – Diluted (in millions)	79.3	79.3

Information on Special Items:
Diluted earnings per share guidance is adjusted for special items and their financial impact on the diluted earnings per share guidance for 2012.

Diluted EPS	$3.02	$3.17
Special Items (net of taxes)

Discontinued operations	(0.02)	(0.02)

Diluted EPS – adjusted	$3.00	$3.15
Average Shares of Common Stock – Diluted (in millions)	79.3	79.3

Key Assumptions for 2012:
▪	Continued operational improvements
▪	Availability of generation units
▪	Normal weather conditions for the rest of the year
▪	Not estimating the impact of derivative and inventory accounting activities and not projecting any other special items for the rest of the year

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except per share amounts)

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	Year-to-Date
Regulated Natural Gas Utility Segment
Revenues	$853.4	$364.0	$239.3	$541.3	$1,998.0	$665.7	$253.7	$919.4
year-over-year change	-7.9%	22.6%	2.1%	-9.7%	-2.9%	-22.0%	-30.3%	-24.5%
Purchased natural gas costs	531.1	180.6	99.6	290.1	1,101.4	346.5	92.7	439.2
Margins	$322.3	$183.4	$139.7	$251.2	$896.6	$319.2	$161.0	$480.2
year-over-year change	0.9%	4.3%	-3.7%	-5.2%	-1.0%	-1.0%	-12.2%	-5.0%
margins/revenues	37.8%	50.4%	58.4%	46.4%	44.9%	47.9%	63.5%	52.2%

Operating and maintenance expense	139.8	130.8	121.1	131.9	523.6	135.3	127.0	262.3
Depreciation and amortization expense	31.2	31.3	31.7	31.9	126.1	32.4	32.7	65.1
Taxes other than income taxes	9.4	8.2	8.7	9.3	35.6	9.5	8.6	18.1
Operating income (loss)	141.9	13.1	(21.8)	78.1	211.3	142.0	(7.3)	134.7
year-over-year change	2.0%	35.1%	-24.8%	-0.1%	6.7%	0.1%	N/M (1)	-13.1%

Net income (loss) attributed to common shareholders	$77.2	$1.2	$(20.0)	$44.9	$103.3	$78.6	$(11.2)	$67.4

Total throughput in therms	1,693.5	678.6	454.5	1,042.8	3,869.4	1,372.3	601.8	1,974.1
year-over-year change	7.1%	27.8%	0.7%	-10.8%	3.6%	-19.0%	-11.3%	-16.8%
Retail throughput in therms
Residential	782.4	228.6	95.6	434.9	1,541.5	606.4	171.0	777.4
Commercial and industrial	238.4	67.0	37.1	127.0	469.5	183.4	51.0	234.4
Other	21.5	12.2	12.0	15.6	61.3	18.7	14.2	32.9
Total retail throughput in therms	1,042.3	307.8	144.7	577.5	2,072.3	808.5	236.2	1,044.7

Transport throughput in therms
Residential	114.5	39.5	16.6	66.8	237.4	87.1	31.3	118.4
Commercial and industrial	536.7	331.3	293.2	398.5	1,559.7	476.7	334.3	811.0
Total transport throughput in therms	651.2	370.8	309.8	465.3	1,797.1	563.8	365.6	929.4

Regulated Electric Utility Segment
Revenues	$322.6	$315.4	$367.5	$301.8	$1,307.3	$307.0	$311.8	$618.8
year-over-year change	-3.7%	-1.7%	-1.9%	-2.2%	-2.4%	-4.8%	-1.1%	-3.0%
Fuel and purchased power costs	137.8	133.6	157.5	117.4	546.3	127.5	135.5	263.0
Margins	$184.8	$181.8	$210.0	$184.4	$761.0	$179.5	$176.3	$355.8
year-over-year change	-5.0%	-1.4%	-4.6%	4.7%	-1.8%	-2.9%	-3.0%	-2.9%
margins/revenues	57.3%	57.6%	57.1%	61.1%	58.2%	58.5%	56.5%	57.5%

Operating and maintenance expense	101.0	106.5	102.7	111.3	421.5	100.3	99.8	200.1
Restructuring expense	0.2	-	-	-	0.2	-	-	-
Depreciation and amortization expense	22.1	22.0	22.0	22.4	88.5	22.0	22.1	44.1
Taxes other than income taxes	12.3	12.0	11.9	11.4	47.6	12.9	11.7	24.6
Operating income	49.2	41.3	73.4	39.3	203.2	44.3	42.7	87.0
year-over-year change	-11.2%	-19.2%	-9.4%	29.7%	-6.7%	-10.0%	3.4%	-3.9%

Net income attributed to common shareholders	$25.1	$18.2	$39.5	$17.7	$100.5	$24.3	$20.9	$45.2

Sales in kilowatt-hours	3,940.7	3,922.4	4,424.1	3,664.5	15,951.7	3,897.4	4,059.3	7,956.7
year-over-year change	-2.5%	-3.4%	-1.6%	-8.2%	-3.8%	-1.1%	3.5%	1.2%
Residential	814.3	685.2	882.4	753.7	3,135.6	775.2	687.4	1,462.6
Commercial and industrial	2,053.2	2,093.4	2,275.9	2,098.4	8,520.9	2,087.8	2,137.2	4,225.0
Wholesale	1,062.2	1,136.0	1,257.4	801.2	4,256.8	1,023.5	1,227.1	2,250.6
Other	11.0	7.8	8.4	11.2	38.4	10.9	7.6	18.5

Electric Transmission Investment Segment
American Transmission Company (ATC)
Equity contributions to ATC	$3.4	$2.5	$2.6	$-	$8.5	$3.4	$5.1	$8.5
After-tax equity earnings recognized from ATC investment	11.4	12.0	12.2	12.2	47.8	13.3	13.1	26.4

Notes:
(1) Not meaningful

  Integrys Energy Group, Inc. Financial Supplement

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except Integrys Energy Services' natural gas sales volumes)

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	Year-to-Date
Nonregulated Segment - Integrys Energy Services
Nonregulated revenues	$455.5	$336.3	$337.4	$266.7	$1,395.9	$273.0	$271.4	$544.4
year-over-year change	-29.3%	-16.2%	-14.9%	-30.1%	-23.5%	-40.1%	-19.3%	-31.2%
Nonregulated cost of fuel, natural gas, and purchased power	402.5	289.7	291.1	289.4	1,272.7	271.7	190.0	461.7
Margins	$53.0	$46.6	$46.3	$(22.7)	$123.2	$1.3	$81.4	$82.7
year-over-year change	728.1%	-46.4%	-22.3%	N/M (1)	-41.2%	-97.5%	74.7%	-17.0%

Margin Detail:
- Electric and other margins	37.3	37.9	44.4	(20.9)	98.7	(22.0)	68.8	46.8
- Natural gas margins	15.7	8.7	1.9	(1.8)	24.5	23.3	12.6	35.9
Margins	53.0	46.6	46.3	(22.7)	123.2	1.3	81.4	82.7
Retail Electric Realized Unit Margins	$6.88	$8.01	$7.79	$9.08	$7.93	$5.79	$7.23	$6.53
Retail Natural Gas Realized Unit Margins	$0.48	$0.29	$0.23	$0.42	$0.39	$0.54	$0.25	$0.44

Operating and maintenance expense	31.1	29.4	24.2	24.1	108.8	29.2	28.1	57.3
Restructuring expense	1.0	0.8	-	-	1.8	-	-	-
Impairment losses on property, plant, and equipment	-	-	-	4.6	4.6	-	-	-
Net gain on Integrys Energy Services dispositions related to strategy change	(0.1)	(0.1)	-	(0.1)	(0.3)	-	-	-
Depreciation and amortization expense	3.3	3.2	3.1	3.1	12.7	2.9	3.0	5.9
Taxes other than income taxes	1.8	2.1	1.1	2.0	7.0	2.3	0.6	2.9
Operating income (loss)	15.9	11.2	17.9	(56.4)	(11.4)	(33.1)	49.7	16.6
year-over-year change	N/M (1)	-84.5%	N/M (1)	N/M (1)	N/M (1)	N/M (1)	343.8%	-38.7%

Discontinued operations, net of tax	0.1	-	-	-	0.1	-	-	-

Net income (loss) attributed to common shareholders	$10.8	$6.0	$10.9	$(33.8)	$(6.1)	$(20.1)	$30.9	$10.8

Physically settled volumes
- Retail electric sales volumes in kilowatt-hours	2,952.5	2,997.0	3,504.6	2,962.4	12,416.5	2,918.9	3,082.7	6,001.6
- Wholesale assets and distributed solar electric sales volumes in kilowatt-hours (2)	72.6	57.8	107.8	81.9	320.1	88.9	68.1	157.0
- Retail natural gas sales volumes in billion cubic feet	48.5	23.9	18.3	34.8	125.5	43.8	23.3	67.1

Nonregulated Segment - Holding Company and Other
Net income (loss) attributed to common shareholders	$(1.8)	$(8.3)	$(5.7)	$(2.3)	$(18.1)	$2.8	$(4.9)	$(2.1)

Notes:
(1) Not meaningful
(2) The volumes related to the remaining wholesale electric contracts are not significant.

  Integrys Energy Group, Inc. Financial Supplement

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except heating and cooling degree days information and Integrys Energy Services' sales volumes)

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	Year-to-Date
Other information:
Heating and Cooling Degree Days - WPS
Heating Degree Days - Actual	3,892	1,084	246	2,302	7,524	2,864	748	3,612
period-over-period change	13.0%	45.7%	8.4%	-13.6%	6.3%	-26.4%	-31.0%	-27.4%
compared with normal	6.3%	10.8%	10.8%	-13.3%	0.1%	-22.7%	-24.7%	-23.1%
Heating Degree Days - Normal	3,660	978	222	2,654	7,514	3,705	994	4,699

Cooling Degree Days - Actual	-	102	494	7	603	11	264	275
period-over-period change	N/M (1)	-26.1%	3.3%	N/M (1)	-2.1%	N/M (1)	158.8%	169.6%
compared with normal	N/M (1)	-26.1%	46.6%	40.0%	25.6%	N/M (1)	107.9%	116.5%
Cooling Degree Days - Normal	-	138	337	5	480	-	127	127

Heating and Cooling Degree Days - UPPCO
Heating Degree Days - Actual	4,108	1,487	346	2,735	8,676	3,282	1,182	4,464
period-over-period change	14.4%	34.0%	-19.5%	-4.7%	8.4%	-20.1%	-20.5%	-20.2%
compared with normal	3.3%	6.8%	-16.6%	-6.1%	-0.2%	-18.5%	-16.4%	-18.0%
Heating Degree Days - Normal	3,977	1,392	415	2,913	8,697	4,029	1,414	5,443

Cooling Degree Days - Actual	-	31	270	4	305	-	99	99
period-over-period change	N/M (1)	-45.6%	10.7%	N/M (1)	1.3%	N/M (1)	219.4%	219.4%
compared with normal	N/M (1)	-40.4%	66.7%	300.0%	41.9%	N/M (1)	94.1%	94.1%
Cooling Degree Days - Normal	-	52	162	1	215	-	51	51

Heating Degree Days - MGU

Heating Degree Days - Actual	3,316	791	161	1,916	6,184	2,472	659	3,131
period-over-period change	9.1%	54.2%	34.2%	-14.4%	4.6%	-25.5%	-16.7%	-23.8%
compared with normal	5.2%	0.0%	12.6%	-14.4%	-2.2%	-20.8%	-16.1%	-19.9%
Heating Degree Days - Normal	3,151	791	143	2,238	6,323	3,122	785	3,907

Heating Degree Days - MERC

Heating Degree Days - Actual (northern service territory)	4,660	1,308	394	2,948	9,310	3,608	1,086	4,694
period-over-period change	11.4%	24.9%	-13.4%	-10.7%	3.6%	-22.6%	-17.0%	-21.3%
compared with normal	5.1%	3.6%	-7.7%	-12.8%	-2.0%	-19.6%	-15.4%	-18.7%
Heating Degree Days - Normal (northern service territory)	4,433	1,262	427	3,382	9,504	4,490	1,283	5,773

Heating Degree Days - Actual (southern service territory)	3,920	869	204	2,306	7,299	2,851	596	3,447
period-over-period change	6.5%	48.3%	11.5%	-15.8%	1.5%	-27.3%	-31.4%	-28.0%
compared with normal	6.1%	3.5%	-1.0%	-16.1%	-2.5%	-23.8%	-29.7%	-24.9%
Heating Degree Days - Normal (southern service territory)	3,694	840	206	2,747	7,487	3,742	848	4,590

Heating Degree Days - PGL and NSG

Heating Degree Days - Actual	3,340	853	153	1,838	6,184	2,379	530	2,909
period-over-period change	6.9%	61.9%	115.5%	-19.7%	2.9%	-28.8%	-37.9%	-30.6%
compared with normal	7.8%	21.3%	82.1%	-16.7%	1.5%	-24.3%	-26.7%	-24.8%
Heating Degree Days - Normal	3,099	703	84	2,207	6,093	3,144	723	3,867

Capital Expenditures
Regulated utility expenditures	47.3	58.0	80.4	97.7	283.4	109.7	111.3	221.0
Integrys Energy Services	1.2	3.3	7.0	6.5	18.0	8.2	7.5	15.7
Other	2.7	2.0	2.5	2.8	10.0	5.1	7.4	12.5
Total Capital Expenditures	$51.2	$63.3	$89.9	$107.0	$311.4	$123.0	$126.2	$249.2

Nonregulated Segment - Integrys Energy Services	Forward Contracted Volumes at 06/30/11			Forward Contracted Volumes at 06/30/12
	07/01/11 - 06/30/12	07/01/12 - 06/30/13	Post 06/30/13	07/01/12 - 06/30/13	07/01/13 - 06/30/14	Post 06/30/14
Retail natural gas sales volumes - billion cubic feet	63.3	17.6	5.2	68.3	19.5	6.5

Retail electric sales volumes - million kilowatt-hours	9,049	4,289	2,177	11,578	5,577	2,649

	07/01/11 - 12/31/11	1/01/12 - 12/31/12	Post 01/01/13	07/01/12 - 12/31/12	1/01/13 - 12/31/13	Post 01/01/14
Retail natural gas sales volumes - billion cubic feet	36.4	37.4	12.3	39.4	39.6	15.3

Retail electric sales volumes - million kilowatt-hours	5,653	6,082	3,780	6,565	8,731	4,508

Nonregulated Segment - Integrys Energy Services	Wholesale Counterparty Credit Exposure at 06/30/11			Wholesale Counterparty Credit Exposure at 06/30/12
	Exposure			Exposure
Counterparty Rating	Total	< 1 Year	1 - 3 Years	Total	< 1 Year	1 - 3 Years	> 3 Years
Investment grade - regulated utilities	$9.6	$6.1	$3.5	$6.7	$6.7	$-	$-
Investment grade - other	8.7	8.4	0.3	0.6	0.6	-	-

Non-investment grade - regulated utilities	-	-	-	-	-	-	-
Non-investment grade - other	4.2	3.6	0.6	2.0	1.5	0.1	0.4

Non-rated - regulated utilities	2.3	2.2	0.1	0.1	0.1	-	-
Non-rated - other	0.1	0.1	-	0.4	0.4	-	-
Total Exposure	$24.9	$20.4	$4.5	$9.8	$9.3	$0.1	$0.4
The investment and non-investment grade categories are determined by publicly available credit ratings of the counterparty or the rating of any guarantor, whichever is higher. Investment grade counterparties are those with a senior unsecured Moody's rating of Baa3 or above or a Standard & Poor's rating of BBB- or above. Exposure before collateral considers netting of accounts receivable and accounts payable where netting agreements are in place as well as net mark to market exposure. Credit collateral includes cash and letters of credit from the counterparties. Net exposure does not include those counterparties to which Integrys Energy Services Inc. has exposure.
Notes:
(1) Not meaningful

   Integrys Energy Group, Inc. Financial Supplement